THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.12

AMENDMENT NO. 1 TO

DAICEL – RAYONIER

AMENDED CHEMICAL SPECIALTIES AGREEMENT

THIS AMENDMENT is effective as of February 15, 2013, and is entered into by and between Daicel Corporation (“Daicel”) and Rayonier Performance Fibers, LLC (“Rayonier”).

WHEREAS, Daicel Chemical Industries, Ltd. and Rayonier are parties to an Amended and Restated Chemical Specialties Agreement, with an effective date of January 1, 2012 (hereinafter the “Agreement”);

WHEREAS, Daicel Chemical Industries, Ltd. is now Daicel Corporation; and

WHEREAS, Daicel and Rayonier (the “Parties”) wish to revise the certain terms of the Agreement.

NOW THEREFORE, the Parties hereby amend the Agreement as follows:

1.	The Parties agree that all references to Daicel Chemical Industries, Ltd. are hereby deleted and replaced with Daicel Corporation.

2.	The Parties further agree that the table in Subarticle 3(a) shall be deleted in its entirety and replaced with the following:

Calendar Year	Purchase Volume Requirement (ADMT)
2013	***
2014 *	***
2015 *	***
2016 *	***

3.	The Parties further agree that the following sentence shall be inserted in the paragraph immediately following the table in Subarticle 3(a), before the sentence starting, “The parties agree to negotiated…”:

Daicel shall notify Rayonier no later than October 31, 2013 whether it commits to raise the minimum Purchase Volume Requirement by *** in each of years ***, *** and ***.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

4.	The Parties further agree that the quantity of Product specified in Subarticle 3(b) shall be revised from *** to ***.

5.	The Parties further agree that Subarticles 4(b) and(c) shall be deleted in their entirety and replaced with the following provisions:

(b)	The price for Product shall be as follows: *** BAT, plus $40/ADMT.

For the calculation of *** means ***

(c)	For 2013 and 2014 only, except for *** commencing with all shipments made on or after January 1, 2013, the price for Product calculated pursuant to 4(b) shall ***.

For example, ***.

(d)	For all shipments made in 2012-2016, ***.

6.	Parties further agree that Article 5, *** shall be deleted in its entirely & replaced with the following:

Daicel agrees that ***. Rayonier agrees that ***.

7.	The Parties further agree that Article 7, ALLOWANCE, shall be deleted in its entirety and replaced with the following:

Provided Daicel is not in default under this Agreement, then the rebates in this Article 7 shall apply:

(a)	***

(b)	***

i)	If Daicel qualifies for a Standard Volume ***, Rayonier will pay the rebate as follows:

a.	***

b.	***

c.	***

An example calculation based on 7(b)i) ***

***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

***

***

or

ii)	***

a.	***

b.	***

c.	***

An example calculation based on 7(b)ii) ***

***

***

***

***

8.	Except as amended above, all remaining provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

DAICEL CORPORATION		RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Masayuki Mune	By:	/s/ Paul G. Boynton

Name:	Masayuki Mune		Name:	Paul G. Boynton
Title:	Managing Executive Officer,		Title:	President
Cellulose Company and
Raw Material Purchasing Center

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